UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Winter Street, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(617) 551-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDUS	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 27, 2020, Radius Health, Inc. (the “Company”) and Radius Pharmaceuticals, Inc., a wholly-owned subsidiary of the Company (collectively, the “Borrowers”), entered into that certain Amendment No. 1 to Credit and Security Agreement (Term Loan) (the “Term Credit Agreement Amendment”), with MidCap Financial Trust, in its capacity as administrative agent (the “Agent”) and as a lender, and the financial institutions or other entities from time to time parties thereto to amend and modify certain terms and conditions related to the second tranche of the term loan commitment (“Term Loan Tranche 2”) pursuant to that certain Credit and Security Agreement (Term Loan), dated January 10, 2020 (the “Term Credit Agreement”), by and among the Agent, the lenders party thereto and the Borrowers.

Pursuant to the Term Credit Agreement Amendment, the parties mutually agreed to extend the availability of Term Loan Tranche 2 from March 31, 2020 to no earlier than June 25, 2020, but no later than December 31, 2020, and that Term Loan Tranche 2 will be at the discretion of the Borrowers.

The above description of the Term Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Amendment No. 1, dated as of March 27, 2020, to Credit and Security Agreement (Term Loan), dated January 10, 2020, by and among Radius Health, Inc., a Delaware corporation, Radius Pharmaceuticals, Inc., a Delaware corporation, MidCap Financial Trust, a Delaware statutory trust, as a lender and the administrative agent, and the financial institutions or other entities from time to time parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: March 27, 2020	By:	/s/ Jon Mahlowitz
	Name:	Jon Mahlowitz
	Title:	General Counsel

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